UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2020

PINNACLE FINANCIAL PARTNERS, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	000-31225	62-1812853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Third Avenue South, Suite 900, Nashville, Tennessee (37201)

(Address of principal executive offices) (Zip Code)

(615) 744-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $1.00	PNFP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On May 27, 2020, Pinnacle Financial Partners, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and amongst the Company and Keefe, Bruyette & Woods, Inc., BofA Securities, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Raymond James & Associates, Inc., as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), providing for, among other things, the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of 4,800,000 depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series B (the “Preferred Stock”), no par value, with a liquidation preference of $1,000 per share (equivalent to $25 per depositary share). The Company has granted to the Underwriters an option, exercisable for 30 days, to purchase up to an additional 720,000 Depositary Shares, at the public offering price less the underwriting discount. The Underwriting Agreement includes customary representations, warranties and covenants by the Company, indemnification rights and obligations of the parties and termination provisions.

The Depositary Shares are being offered and sold pursuant to an effective Registration Statement on Form S-3 (File No. 333-238707), which was filed with the Securities and Exchange Commission (“SEC”) on May 27, 2020 (the “Registration Statement”), as supplemented by the prospectus supplement, dated May 27, 2020 (the “Prospectus Supplement), filed with the SEC on May 28, 2020.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 1.1 and is incorporated by reference herein and into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 27, 2020, among Pinnacle Financial Partners, Inc. and Keefe, Bruyette & Woods, Inc., BofA Securities, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Raymond James & Associates, Inc., as representatives of the several underwriters named in Schedule I thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 1, 2020

PINNACLE FINANCIAL PARTNERS, INC.

By:	/s/ Harold R. Carpenter
Name:	Harold R. Carpenter
Title:	Executive Vice President and Chief Financial Officer